Exhibit 99.1

Payoneer Announces Second Quarter 2022 Financial Results

Q2 2022 Revenue Growth of 34% Year-over-Year and Continued Positive Adjusted EBITDA

Raises Full Year 2022 Revenue and Adjusted EBITDA Guidance

NEW YORK – August 11, 2022 – Payoneer Global Inc. (“Payoneer”) (NASDAQ: PAYO), the commerce technology company powering payments and growth for the new global economy, today reported financial results for its second quarter ended June 30, 2022.

Second Quarter 2022 Financial Highlights

($ in mm)	2Q 2021	3Q 2021	4Q 2021	1Q 2022	2Q 2022	YoY Change
Revenue	$110.9	$122.7	$139.2	$137.0	$148.2	34%
Transaction costs as a % of revenue	25.7%	20.1%	20.2%	18.7%	17.7%	(800 bps)
Revenue less transaction costs	$82.4	$98.0	$111.1	$111.4	$122.0	48%
Net income (loss)	(12.4)	0.8	(18.9)	20.2	4.4	N.M.
Adjusted EBITDA	0.7	6.1	13.5	10.4	14.7	2,087%

Operational Metrics
Volume ($bn)	$13.6	$13.6	$16.2	$14.6	$14.6	8%
Revenue as a % of volume ("Take Rate")	82 bps	90 bps	86 bps	94 bps	101 bps	19 bps

“Payoneer delivered strong revenue growth and profitability,” said Scott Galit, Co-Chief Executive Officer of Payoneer. “Results highlight our multi-year investments to build a diverse and global business model across industries, products, and geographies, which together continues to increase our overall effective take rate. We are growing the number of customers using our services, benefitting from our strategic expansion into higher value services, as well as seeing better-than-expected results from Ukraine and rising interest rate tailwinds.”

“We plan to continue to deliver positive adjusted EBITDA going forward,” said John Caplan, Co-Chief Executive Officer of Payoneer. “We are optimistic about our long-term growth opportunity and are committed to creating enduring value for all our stakeholders. We intend to expand our suite of solutions for our customers, provide a dynamic, inclusive workplace for our employees, and deliver strong, consistent financial returns for our shareholders.”

Second Quarter 2022 Business Highlights

The Company had several achievements in the quarter, reinforcing its conviction for its long-term investment strategy and ability to drive growth across its diversified business model.

●	50% year-over-year revenue growth in its portfolio of emerging markets, which includes Latin America, Southeast Asia, South Asia, Middle East, North Africa and more

●	B2B AP/AR volumes grew over 65% year-over-year and represented 12% of total volume in the second quarter
●	The Payoneer ecosystem continues to expand with a significant increase in integration activity with banks and SMB platforms, including new partnerships with EC21, Linnworks, PrivatBank, and Shoplazza
●	Customer funds exceeded $5 billion for the first time as of June 30, 2022

Updated 2022 Guidance

“We are pleased with our second quarter and first half results, which highlighted the global breadth of our business and diversity of our revenue drivers,” said Michael Levine, Chief Financial Officer of Payoneer.  “We have good momentum heading into the second half of 2022, and we see traction in our strategic investments.”

“Therefore, we are raising our revenue guidance for the full year. This reflects our latest views on the evolving broader macro-economic and geopolitical environment, the diversity of geographies and industries that we serve, and the strength of our operations. It also includes our improving outlook on our business in Ukraine given the resilience of its people despite the ongoing war, along with the contribution from interest income in a rising rate environment.”

“We anticipate positive adjusted EBITDA for 2022 while we invest in our long-term growth. We remain confident that our continued execution, customer adoption of our higher value services, and successful penetration into high-growth regions all support our increased guidance for the full year 2022, even with uncertainty ahead around inflation, economic growth, and interest rate levels.”

Updated 2022 guidance is as follows:

Revenue	$580 million - $590 million
Transaction costs	~19.5% of revenue
Adjusted EBITDA (1)	$30 million to $35 million

(1)	Please refer to “Financial Information; Non-GAAP Financial Measures” below

Webcast

Payoneer will host a live webcast of its earnings on a conference call with the investment community beginning at 4:30 p.m. ET today, August 11, 2022. To access the webcast, go to the investor relations section of the Company’s website at https://investor.payoneer.com. A replay will be available on the investor relations website following the call.

About Payoneer

Payoneer (NASDAQ: PAYO) is the world’s go-to partner for digital commerce, everywhere.  From borderless payments to boundless growth, Payoneer promises any business, in any market, the technology, connections and confidence to participate and flourish in the new global economy.

Since 2005, Payoneer has been imagining and engineering a truly global ecosystem so the entire world can realize its potential. Powering growth for customers ranging from aspiring entrepreneurs in emerging markets to the world’s leading digital brands like Airbnb, Amazon, Google, Upwork and Walmart, Payoneer offers a universe of opportunities, open to you.

Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of Payoneer, may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Payoneer’s future financial or operating performance. For example, projections of future volume, revenue, transaction cost and adjusted EBITDA are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “plan,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Payoneer and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the outcome of any legal proceedings; (2) changes in applicable laws or regulations; (3) the possibility that Payoneer may be adversely affected by geopolitical and other economic, business and/or competitive factors; (4) Payoneer’s estimates of its financial performance; and (5) other risks and uncertainties set forth in Payoneer’s Annual Report on Form 10-K for the period ended December 31, 2021 and future reports that Payoneer may file with the SEC from time to time. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Payoneer does not undertake any duty to update these forward-looking statements.

Financial Information; Non-GAAP Financial Measures

Some of the financial information and data contained in this press release, such as adjusted EBITDA, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). Payoneer uses these non-GAAP measures to compare Payoneer’s performance to that of prior periods for budgeting and planning purposes. Payoneer believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Payoneer’s results of operations. Payoneer's method of determining these non-GAAP measures may be different from other companies' methods and, therefore, may not be comparable to those used by other companies and Payoneer does not recommend the sole use of these non-GAAP measures to assess its financial performance. Payoneer management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Payoneer’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review Payoneer’s financial statements, which are included in Payoneer’s Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, and not rely on any single financial measure to evaluate Payoneer’s business.

Non-GAAP measures include the following item:

Adjusted EBITDA:  We provide adjusted EBITDA, a non-GAAP financial measure that represents our net income (loss) adjusted to exclude: M&A related income, stock-based compensation expenses, reorganization related expenses, share in losses (gain) of associated company, gain from change in fair value of warrants, other financial expense (income), net, taxes on income, and depreciation and amortization.

Other companies may calculate the above measure differently, and therefore Payoneer’s measures may not be directly comparable to similarly titled measures of other companies.

In addition, guidance for fiscal year, where adjusted, is provided on a non-GAAP basis, which Payoneer will continue to identify as it reports its future financial results. The Company cannot reconcile its expected adjusted EBITDA to expected net income under “2022 Guidance” without unreasonable effort because certain items that impact net income and other reconciling metrics are out of the Company's control and/or cannot be reasonably predicted at this time, which unavailable information could have a significant impact on the Company’s GAAP financial results.

In this earnings release, we reference volume, which is an operational metric.  Volume refers to the total dollar value of transactions successfully completed or enabled by our platform, not including orchestration transactions. For a customer that both receives and later sends payments, we count the volume only once, with certain limited exceptions where both received and sent payment are counted.

Investor Contact:

Michelle Wang

investor@payoneer.com

Media Contact:

Irina Marciano

PR@payoneer.com

TABLE - 1

PAYONEER GLOBAL INC.

CONSOLIDATED STATEMENTS OF INCOME (LOSS) (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	Three months ended		Six months ended
	June 30,		June 30,
	2022	2021	2022	2021
Revenues	$148,190	$110,927	$285,148	$211,533

Transaction costs ($338 and $658 interest expense and fees associated with related party transaction during the three and six months ended June 30, 2022, respectively)	26,212	28,521	51,787	48,676
Other operating expenses	35,392	32,010	70,151	58,624
Research and development expenses	26,607	18,541	52,522	35,194
Sales and marketing expenses	36,820	27,702	71,289	50,841
General and administrative expenses	20,192	18,163	38,320	28,680
Depreciation and amortization	5,171	4,351	9,626	9,028
Total operating expenses	150,394	129,288	293,695	231,043

Operating loss	(2,204)	(18,361)	(8,547)	(19,510)

Financial income (expense):
Gain from change in fair value of Warrants	12,831	12,076	44,027	12,076
Other financial expense, net	(4,824)	(2,937)	(7,519)	(3,559)
Financial income (expense), net	8,007	9,139	36,508	8,517

Income (loss) before taxes on income and share of gain (loss) of associated company	5,803	(9,222)	27,961	(10,993)

Taxes on income	1,374	3,197	3,341	4,928

Share in gain (loss) of associated company	(7)	5	13	(1)

Net income (loss)	$4,422	$(12,414)	$24,633	$(15,922)

Per share data
Net income (loss) per share attributable to common stockholders — Basic earnings (loss) per share	$0.01	$(0.63)	$0.07	$(0.84)
— Diluted earnings (loss) per share	$0.01	$(0.63)	$0.07	$(0.84)

Weighted average common shares outstanding — Basic	345,522,076	66,744,348	345,831,177	58,702,320
Weighted average common shares outstanding — Diluted	366,013,696	66,744,348	369,047,627	58,702,320

TABLE - 2

PAYONEER GLOBAL INC.

RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (UNAUDITED)

(U.S. dollars in thousands)

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021

	(in thousands)
Net income (loss)	$4,422	$(12,414)	$24,633	$(15,922)
Depreciation & amortization	5,171	4,351	9,626	9,028
Taxes on income	1,374	3,197	3,341	4,928
Other financial expenses (income), net	4,824	2,937	7,519	3,559
EBITDA	15,791	(1,929)	45,119	1,593
Stock based compensation expenses(1)	11,890	10,671	24,798	14,968
Reorganization related expenses(2)	—	5,087	—	5,087
Share in losses (gain) of associated company	7	(5)	(13)	1
M&A related income(3)	(116)	(1,074)	(735)	(1,074)
Gain from change in fair value of Warrants(4)	(12,831)	(12,076)	(44,027)	(12,076)
Adjusted EBITDA	$14,741	$674	$25,142	$8,499

(1)

Represents non-cash charges associated with stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy.

(2)

Represents the non-recurring reorganizational costs that were not recorded as a reduction of additional paid in capital. The amounts relate to legal and professional services associated with the Reorganization.

(3)	Represents non-recurring fair value adjustment of a liability related to our 2020 acquisition of optile.
(4)

Changes in the estimated fair value of the warrants are recognized as gain or loss on the statements of operations. The impact is removed from EBITDA as it represents market conditions that are not in control of the Company.

	Three months ended,
	June 30, 2021	Sept. 30, 2021	Dec. 31, 2021	Mar. 31, 2022	June 30, 2022

	(in thousands)
Net income (loss)	$(12,414)	$837	$(18,902)	$20,211	$4,422
Depreciation & amortization	4,351	4,435	4,534	4,455	5,171
Taxes on income	3,197	662	3,121	1,967	1,374
Other financial expenses (income), net	2,937	3,306	(11)	2,695	4,824
EBITDA	(1,929)	9,240	(11,258)	29,328	15,791
Stock based compensation expenses(1)	10,671	8,590	13,455	12,908	11,890
Reorganization related expenses(2)	5,087	—	—	—	—
Share in losses (gain) of associated company	(5)	10	26	(20)	7
M&A related income(3)	(1,074)	(390)	(257)	(619)	(116)
Gain from change in fair value of Warrants(4)	(12,076)	(11,321)	11,573	(31,196)	(12,831)
Adjusted EBITDA	$674	$6,129	$13,539	$10,401	$14,741

(1)

Represents non-cash charges associated with stock-based compensation expense, which has been, and will continue to be for the foreseeable future, a significant recurring expense in our business and an important part of our compensation strategy.

(2)

Represents the non-recurring reorganizational costs that were not recorded as a reduction of additional paid in capital. The amounts relate to legal and professional services associated with the Reorganization.

(3)	Represents non-recurring fair value adjustment of a liability related to our 2020 acquisition of optile.
(4)

Changes in the estimated fair value of the warrants are recognized as gain or loss on the statements of operations. The impact is removed from EBITDA as it represents market conditions that are not in control of the Company.

TABLE - 3

PAYONEER GLOBAL INC.

EARNINGS (LOSS) PER SHARE (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	Three Months Ended		Six months ended
	June 30,		June 30,
	2022	2021	2022	2021
Numerator:
Net income (loss)	$4,422	$(12,414)	$24,633	$(15,922)
Less dividends and revaluation attributable to redeemable and redeemable convertible preferred stock	—	29,611	—	33,632
Net income (loss) attributable to common stockholders	$4,422	$(42,025)	$24,633	$(49,554)
Denominator:
Weighted average common shares outstanding —
Basic	345,522,076	66,744,348	345,831,177	58,702,320
Add:
Dilutive impact of options to purchase common stock	19,844,013	—	22,541,797	—
Dilutive impact of private warrants	647,607	—	674,653	—
Weighted average common shares – diluted	366,013,696	66,744,348	369,047,627	58,702,320
Net income (loss) per share attributable To common stockholders — Basic earnings (loss) per share	$0.01	$(0.63)	$0.07	$(0.84)
Diluted earnings (loss) per share	$0.01	$(0.63)	$0.07	$(0.84)

TABLE - 4

PAYONEER GLOBAL INC.

CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(U.S. dollars in thousands, except share and per share data)

	June 30,	December 31,
	2022	2021
Assets:
Current assets:
Cash and cash equivalents	$492,002	$465,926
Restricted cash	3,102	3,000
Customer funds	5,140,642	4,401,254
Accounts receivable, net	14,334	13,844
CA receivables, net	38,602	53,675
Other current assets	31,206	25,024
Total current assets	5,719,888	4,962,723

Non-current assets:
Property, equipment and software, net	13,414	12,140
Goodwill	19,480	21,127
Intangible assets, net	39,806	37,529
Restricted cash	5,349	5,113
Deferred taxes	3,834	4,900
Investment in associated company	6,635	7,013
Severance pay fund	1,242	1,723
Operating lease right of use assets	19,075	12,943
Other assets	13,564	13,541
Total assets	$5,842,287	$5,078,752

Liabilities and shareholders’ equity:
Current liabilities:
Trade payables	$26,738	$17,200
Outstanding operating balances	5,140,642	4,401,254
Other payables	73,479	79,374
Total current liabilities	5,240,859	4,497,828

Non-current liabilities:
Long-term debt from related party	14,769	13,665
Warrant liability	15,850	59,877
Other long-term liabilities	27,879	20,309
Total liabilities	5,299,357	4,591,679

Shareholders’ equity:
Preferred stock, $0.01 par value, 380,000,000 shares authorized; no shares were issued and outstanding at June 30, 2022 and December 31, 2021.	—	—
Common stock, $0.01 par value, 3,800,000,000 and 3,800,000,000 shares authorized; 346,439,294 and 340,384,157 shares issued and outstanding at June 30, 2022 and December 31, 2021, respectively.	3,464	3,404
Additional paid-in capital	611,997	575,470
Accumulated other comprehensive income (loss)	(605)	2,253
Accumulated deficit	(71,926)	(94,054)
Total shareholders’ equity	542,930	487,073
Total liabilities and shareholders’ equity	$5,842,287	$5,078,752

TABLE - 5

PAYONEER GLOBAL INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

(U.S. dollars in thousands)

	Six months ended
	June 30,
	2022	2021
Cash Flows from Operating Activities
Net income (loss)	$24,633	$(15,922)
Adjustment to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	9,626	9,028
Deferred taxes	1,066	344
Stock-based compensation expenses	25,275	15,128
Share in loss (gain) of associated company	(13)	1
Gain from change in fair value of Warrants	(44,027)	(12,076)
Transaction costs allocated to Warrants	—	5,087
Foreign currency re-measurement loss	2,491	861
Changes in operating assets and liabilities:
Other current assets	(6,650)	(8,311)
Trade payables	9,538	(468)
Deferred revenue	24	1,862
Accounts receivables	(490)	5,560
CA extended to customers	(109,422)	(189,927)
CA collected from customers	121,990	206,796
Other payables	(6,318)	1,407
Other long-term liabilities	(3,695)	(3,582)
Operating lease right-of-use assets	5,134	4,676
Other assets	(288)	(3,768)
Net cash provided by operating activities	28,874	16,696

Cash Flows from Investing Activities
Purchase of property, equipment and software	(5,093)	(2,044)
Capitalization of internal use software	(7,772)	(6,646)
Severance pay fund (contributions) distributions, net	481	(423)
Customer funds in transit, net	(22,139)	9,396
Net cash provided by (used in) investing activities	(34,523)	283

Cash Flows from Financing Activities
Exercise of options	11,312	16,346
Outstanding operating balances, net	739,388	287,486
Proceeds from Reverse Recapitalization, net	—	108,643
Proceeds from PIPE financing, net	—	280,185
Proceeds from related party facility, net	1,103	-
Repayment of long-term debt	—	(40,025)
Net cash provided by financing activities	751,803	652,635

Effect of exchange rate changes on cash and cash equivalents	(2,491)	(871)

Net change in cash, cash equivalents, restricted cash and customer funds	743,663	668,743
Cash, cash equivalents, restricted cash and customer funds at beginning of the period	4,838,433	3,413,289
Cash, cash equivalents, restricted cash and customer funds at end of the period	$5,582,096	$4,082,032